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                                                                    EXHIBIT 10.2

                           INFRASOURCE SERVICES, INC.
                        2004 OMNIBUS STOCK INCENTIVE PLAN
                      NON-QUALIFIED STOCK OPTION AGREEMENT

            This NON-QUALIFIED STOCK OPTION AGREEMENT (this "Option Agreement"), dated as of the ___ day of ________, 200_ (the "Date of Grant"), is by and between InfraSource Services, Inc., a Delaware corporation (the "Company"), and _______________________ (the "Optionee").

      Pursuant to the Company's 2004 Omnibus Stock Incentive Plan, as amended (the "Plan"), the Board, as the Administrator of the Plan, has determined that the Optionee is to be granted an option (the "Option") to purchase Shares of the Company, on the terms and conditions set forth herein, and hereby grants such Option. THE OPTION IS NOT INTENDED TO CONSTITUTE AN "INCENTIVE STOCK OPTION" WITHIN THE MEANING OF SECTION 422 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

      Any capitalized terms not defined herein shall have their respective meanings set forth in the Plan.

            1. Number of Shares. The Option entitles the Optionee to purchase _______ shares of the Company's Common Stock (the "Option Shares") at a price of $____ per share (the "Option Exercise Price").

            2. Option Term. The term of the Option and of this Option Agreement (the "Option Term") shall commence on the Date of Grant and, unless the Option is otherwise terminated pursuant to this Option Agreement, shall terminate upon the tenth anniversary of the Date of Grant (the "Expiration Date"). In no event may the Option be exercised after expiration of the Option Term.

            3. Vesting; Conditions of Exercise.

                  (a) Subject to Section 7, the Option shall vest as to twenty-five percent (25%) of the Option Shares on each of the first four anniversaries of the Date of Grant.

                  (b) Except as otherwise provided herein, the right of the Optionee to purchase Shares with respect to which this Option has become exercisable may be exercised in whole or in part at any time or from time to time prior to expiration of the Option Term; provided, however, that the Option may not be exercised for a fraction of a share.

                  (c) Definitions.

                        (i) For purposes of this Agreement, "Cause" shall have the meaning set forth in the Optionee's employment agreement with the Company or any Parent or Subsidiary, or if Optionee is not subject to any such agreement, "Cause" shall mean (1) the continued failure by Optionee to substantially perform his or her duties with the Company or any Parent or Subsidiary or (2) the willful engaging by Optionee in gross

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      misconduct materially and demonstrably injurious to the Company or any
      Parent or Subsidiary.

                        (ii) For purposes of this Agreement, "Good Reason" shall have the meaning set forth in the Optionee's employment agreement with the Company or any Parent or Subsidiary, or if Optionee is not subject to any such agreement, "Good Reason" shall mean the Company's material reduction of the Optionee's compensation or duties and responsibilities (without Optionee's express written consent); provided, that Optionee has provided the Company of written notice of the material breach and the Company does not cure such breach within 15 days following the date Optionee provides notice thereof to the Company.

                        (iii) For purposes of this Agreement, "Change in Control Period" means the twelve month period commencing on the occurrence of a Change in Control.

                        (iv) For purposes of this Agreement "Change in Control" means: (1) a complete liquidation or dissolution of the Company; (2) a sale, exchange or other disposition of all or substantially all of the Company's business or assets; (3) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company and any trustee or other fiduciary holding securities under any employee benefit plan of the Company), is or becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities; (4) consummation of a merger, consolidation or reorganization involving the Company, unless such merger, consolidation or reorganization results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or parent thereof) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger, consolidation or reorganization; or (5) a change in the constituency of the Board with the result that individuals (the "Incumbent Directors") who are members of the Board as of the Date of Grant cease for any reason to constitute at least a majority of the Board; provided that any individual who is elected to the Board after the Date of Grant and whose nomination for election was unanimously approved by the Incumbent Directors shall be considered an Incumbent Director beginning on the date of his or her election to the Board. A Change in Control may occur in a single transaction or a series of transactions.

            4. Adjustments. The Option and all rights and obligations under this Agreement are subject to Section 3 of the Plan, the terms of which are incorporated herein by this reference.

            5. Nontransferability of Options. Except by will or under the laws of descent and distribution, the Option and this Option Agreement shall not be transferable and, during the

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lifetime of Optionee, the Option may be exercised only by Optionee; provided, however, that Optionee shall be permitted to transfer this Option to a trust, partnership, limited liability company or corporation (or other entity approved by the Administrator in its sole discretion) controlled by the Optionee during the Optionee's lifetime for the benefit of Optionee's immediate family (the "Trust") by providing written notice of transfer to the Company in a form provided by the Company. Without limiting the generality of the foregoing, except as otherwise provided herein, the Option may not be assigned, transferred, exchanged, mortgaged, pledged, hypothecated, gifted or otherwise disposed of or encumbered (including, without limitation, by operation of law) and the Optionee may not agree to do any of the foregoing. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

            6. Method of Exercise of Option. The Option may be exercised by means of written notice of exercise to the Company in a form provided by the Company specifying the number of Option Shares to be purchased, accompanied by payment in full of the aggregate Option Exercise Price of the Common Stock as to which such Option shall be exercised and any applicable withholding taxes (i) in cash or by check, (ii) at the discretion of the Administrator, by means of a cashless exercise procedure either through a broker or, through withholding of shares of Common Stock otherwise issuable upon exercise of the Option that have an aggregate Fair Market Value on the date of surrender in an amount sufficient to pay the aggregate Option Exercise Price of the Common Stock as to which such Option shall be exercised and/or the minimum statutory withholding taxes with respect thereto, (iii) in the form of unrestricted shares of Common Stock already owned by the Optionee which, (x) in the case of unrestricted shares of Common Stock acquired upon exercise of an option, have been owned by Optionee for more than six months on the date of surrender, and (y) have an aggregate Fair Market Value on the date of surrender equal to the aggregate Option Exercise Price of the Common Stock as to which such Option shall be exercised and/or the minimum statutory withholding taxes with respect thereto, or (iv) by any other means of exercise authorized from time to time in the Plan and/or by the Board.

            7. Effect of Termination of Employment. Upon the termination of Optionee's employment or service with the Company or any Parent or Subsidiary, except as provided in this Section 7 below, the Option shall immediately terminate as to any Option Shares that have not previously vested as of the date of such termination (the "Termination Date").

                  (a) Termination by the Company for Cause. In the event Optionee's employment or service with the Company or any Parent or Subsidiary is terminated by the Company for Cause, the Option shall terminate in full as of the Termination Date and shall not be exercisable as to any of the Option Shares.

                  (b) Termination by the Company without Cause; Termination for Good Reason. In the event Optionee's employment or service with the Company or any Parent or Subsidiary is terminated by the Company without Cause or by Optionee for Good Reason, the Option shall become immediately vested and exercisable with respect to that number of shares equal to the product of (i) 25% of the total Option Shares and (ii) the ratio equal to the number of

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whole months that have elapsed from the later of (x) the Date of Grant and (y)
the last anniversary of the Date of Grant to the termination date by 12, and the then vested portion of the Option shall be exercisable in whole or in part for a period of 90 days following the Termination Date. Upon expiration of such 90-day period, any unexercised portion of the Option shall terminate in full.

                  (c) Termination without Good Reason. In the event Optionee terminates employment or service with the Company or any Parent or Subsidiary without Good Reason, any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part for a period of 30 days following the Termination Date. Upon expiration of such 30-day period, any unexercised portion of the Option shall terminate in full.

                  (d) Termination as a Result of Death or Disability. In the event Optionee's employment or service with the Company or any Parent or Subsidiary is terminated as a result of Optionee's death or Disability, any portion of the Option that has vested as of the Termination Date shall be exercisable in whole or in part for a period of one year following the Termination Date. Upon expiration of such one-year period, any unexercised portion of the Option shall terminate in full.

                  (e) During a Change in Control Period. If, during a Change in Control Period, the Optionee's employment is terminated by the Company other than for Cause, or by the Optionee for Good Reason, then immediately upon such termination any unvested portion of the Option shall vest and become exercisable in its entirety. The then vested and exercisable Option shall be exercisable for a period of 90 days following the Termination Date. Upon expiration of such 90-day period, any unexercised portion of the Option shall terminate in full.

            8. Notices. All notices and other communications under this Option Agreement shall be in writing and shall be given by facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given three days after mailing or 24 hours after transmission by facsimile to the respective parties named below:

      If to Company:      InfraSource Service, Inc.
                          100 W. Sixth Street, Suite 300
                          Media, PA 19063
                          Attention: CEO or General Counsel
                          Facsimile: 610.480.8097

      with copies to:
                          Ballard Spahr Andrews & Ingersoll, LLP
                          Attn: Mary J. Mullany
                          1735 Market Street, 51st Floor
                          Philadelphia, PA 19103

     If to the Optionee:  ___________________________
                          ___________________________
                          ___________________________
                          Facsimile:_________________

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Either party hereto may change such party's address for notices by notice duly given pursuant hereto.

            9. Securities Laws Requirements. The Option shall not be exercisable to any extent, and the Company shall not be obligated to transfer any Option Shares to the Optionee upon exercise of such Option, if such exercise, in the opinion of counsel for the Company, would violate the Securities Act (or any other federal or state statutes having similar requirements as may be in effect at that time).

            10. Protections Against Violations of Agreement. No purported sale, assignment, mortgage, hypothecation, transfer, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any of the Option Shares by any holder thereof in violation of the provisions of this Option Agreement or the Certificate of Incorporation or the Bylaws of the Company, will be valid, and the Company will not transfer any of said Option Shares on its books nor will any of said Option Shares be entitled to vote, nor will any dividends be paid thereon, unless and until there has been full compliance with said provisions to the satisfaction of the Company. The foregoing restrictions are in addition to, and not in lieu of any other, remedies, legal or equitable, available to enforce said provisions.

            11. Withholding Requirements. The Company's obligations under this Option Agreement shall be subject to all applicable tax and other withholding requirements, and the Company shall, to the extent permitted by law, have the right to deduct any withholding amounts from any payment or transfer of any kind otherwise due to the Optionee.

            12. Successors and Assigns. All the terms and provisions of this Option Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, including the Optionee's estate, successors and beneficiaries; provided, however, that, except as otherwise set forth herein, this Option Agreement may not be assigned by the Optionee without the prior written consent of the Company.

            13. Failure to Enforce Not a Waiver. The failure of either party to enforce at any time any provision of this Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

            14. Governing Law. This Option Agreement shall be governed by and construed according to the laws of the State of Delaware without regard to its principles of conflict of laws.

            15. Incorporation of Plan. The Plan is hereby incorporated by reference and made a part hereof, and the Option and this Option Agreement shall be subject to all terms and conditions of the Plan.

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            16. Amendments. This Option Agreement may be amended or modified at any time only by an instrument in writing signed by each of the parties hereto.

            17. Rights as a Stockholder. Neither the Optionee nor any of the Optionee's successors in interest shall have any rights as a stockholder of the Company with respect to any shares of Common Stock subject to the Option until the date of issuance of a stock certificate (or issuance in book entry form) for such shares of Common Stock.

            18. Agreement Not a Contract of Employment. Neither the Plan, the granting of the Option, this Option Agreement nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that the Optionee has a right to continue to provide services as an officer, Board member, employee, consultant or advisor of the Company or any Parent, Subsidiary or affiliate of the Company for any period of time or at any specific rate of compensation.

            19. Authority of the Board. The Board shall have full authority to interpret and construe the terms of the Plan and this Option Agreement. The determination of the Board as to any such matter of interpretation or construction shall be final, binding and conclusive.

            20. Dispute Resolution. The parties agree to use their reasonable best efforts to resolve any dispute regarding this Option Agreement through good faith negotiations. A party hereto must give written notice of the substance of any dispute regarding this Option Agreement to any other party to whom such dispute pertains. Any such dispute that cannot be resolved within 30 calendar days of receipt of the required notice (or such other time period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within 50 days of the receipt of the required written notice, a single arbitrator has not been selected by mutual agreement of the parties, a panel of three arbitrators will be selected. Each party to the dispute will select one arbitrator and the two selected arbitrators will select one additional arbitrator. Except as the parties to the dispute may otherwise agree, such arbitration will be conducted in accordance with the then-existing rules for Commercial Arbitration of the American Arbitration Association. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, shall be made in writing and will be final and binding upon the parties hereto as to the questions submitted. The parties will abide by and comply with such decision, which may be entered as an enforceable judgment in a court of competent jurisdiction; provided, however, the arbitrator or arbitrators, as the case may be, shall not be empowered to award punitive damages. Unless the decision of the arbitrator or arbitrators, as the case may be, provides for a different allocation of costs and expenses determined by the arbitrators to be equitable under the circumstances, the parties in any arbitration under this Option Agreement will bear their own costs and expenses and will each be responsible for one half of the arbitrator(s) fees.

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            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Option Agreement on the day and year first above written.

INFRASOURCE SERVICES, INC.

By: ____________________________
Name: __________________________
Title: _________________________

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Option Agreement and to all the terms and provisions of the Plan, herein incorporated by reference.

The Optionee: __________________________

Address:      __________________________
              __________________________
              __________________________

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